                                                                      EXHIBIT 99

                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE


In re:                                                                Case No.:    399-02649 THROUGH 399-02680
                                                                                   ---------------------------
       SERVICE MERCHANDISE COMPANY, INC.
       ---------------------------------
                                                                      Judge:       PAINE
                                                                                   ---------------------------

                                                                      Chapter 11

Debtor(s)

                      MONTHLY OPERATING REPORT FOR PERIOD ENDING             May 27, 2001
                                                                           -----------------

                      COMES NOW,                      SERVICE MERCHANDISE COMPANY, INC.
                                                      --------------------------------------

       Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing      April 30, 2001
                                                                                                         --------------------
       and ending           May 27, 2001        as shown by the report and exhibits consisting of          15          pages and
                    --------------------------                                                    --------------------
       containing the following as indicated:

                        X   Monthly Reporting Questionnaire (Attachment 1)
                      ------

                        X    Comparative Balance Sheets (Forms OPR-1 & OPR-2)
                      ------

                       N/A   Summary of Accounts Receivable (Form OPR-3)
                      ------

                        X    Schedule of Postpetition Liabilities (Form OPR-4)
                      ------

                        X    Statement of Income (Loss) (Form OPR-5)
                      ------


                    I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy
       Court Clerk and a copy delivered to the U.S. Trustee.

       Date:                  6/15/01                      DEBTOR - IN - POSSESSION
                   ---------------------------------

                                                           By:                     /S/ Kenneth A. Conway
                                                                                   ------------------------------------------------

                                                           Name and Title:         KENNETH A. CONWAY, VICE PRESIDENT AND CONTROLLER
                                                                                   ------------------------------------------------

                                                           Address:                7100 SERVICE MERCHANDISE DRIVE
                                                                                   ------------------------------------------------
                                                                                   BRENTWOOD, TENNESSEE 37027
                                                                                   ------------------------------------------------

                                                           Telephone No:           (615) 660-3340
                                                                                   ------------------------------------------------

       Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: APRIL 30, 2001 THROUGH MAY 27, 2001

1. PAYROLL

                                                                                             WAGES                    TAXES
    OFFICERS                                    TITLE                                 GROSS         NET          DUE         PAID
------------------------------------------------------------------------------------------------------------------------------------
S. CUSANO                  CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER        $50,188.10   $32,024.85   $4,498.37   $13,263.50
JANE F. GILMARTIN          PRESIDENT AND CHIEF MERCHANDISING OFFICER                $ 8,000.00   $ 4,886.11   $3,113.89   $    --
C. STEVEN MOORE            SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER,     $27,752.86   $18,664.50   $2,165.43   $ 6,650.70
                             GENERAL COUNSEL AND SECRETARY
MICHAEL E. HOGREFE         SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER        $23,958.83   $16,344.30   $1,792.73   $ 5,604.16
ERIC A. KOVATS             SENIOR VICE PRESIDENT, STORES                            $22,000.46   $15,153.78   $1,519.89   $ 4,701.56
JERRY E. FOREMAN           SENIOR VICE PRESIDENT, MERCHANDISING                     $25,861.43   $17,429.50   $2,003.15   $ 6,124.90
KARREN M. PRASIFKA         VICE PRESIDENT, ASSISTANT GENERAL COUNSEL                $14,665.05   $ 9,947.12   $1,161.05   $ 3,427.35
KENNETH A. CONWAY          VICE PRESIDENT AND CONTROLLER                            $13,121.02   $ 9,610.15   $  643.76   $ 1,888.33
JOE M. ELLIOTT             VICE PRESIDENT, PROPERTY ADMINISTRATION                  $11,648.13   $ 7,893.92   $  642.25   $ 1,819.99
KIMBERLY B. SOUTHARD       ASSISTANT VICE PRESIDENT, STRATEGIC PLANNING AND         $ 8,864.66   $ 5,482.31   $  645.28   $ 1,919.49
                             ASSISTANT TREASURER


JANE F. GILMARTIN RECEIVED A PAYMENT IN THE AMOUNT OF $1,250,000.00 UNDER THE TERMS OF HER EMPLOYMENT AGREEMENT, WHICH IS NOT INCLUDED IN THE AMOUNT ABOVE.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: APRIL 30, 2001 THROUGH MAY 27, 2001

2.  INSURANCE

                                                               COVERAGE         POLICY        EXPIRATION     PREMIUM   DATE COVERAGE
TYPE                            NAME OF CARRIER                 AMOUNT          NUMBER           DATE        AMOUNT     PAID THROUGH
------------------------------------------------------------------------------------------------------------------------------------
Property                        Fireman's Fund Insurance Co   $5 Million     01MXI97600751     12/31/01     $685,000      12/31/01
                                Royal Indemnity Co.           $5 Million       RHD317182       12/31/01      $90,250      12/31/01
                                Westchester Fire              $15 Million     1XA394430-0      12/31/01      $64,125      12/31/01
                                Allianz Insurance Co          $12 Million      CLP1036568      12/31/01      $26,583      12/31/01
                                TIG Insurance Co              $13 Million     XPT38844629      12/31/01      $28,730      12/31/01
                                Westchester Fire              $20 Million     1XA394429-0      12/31/01      $13,500      12/31/01
                                Allianz Insurance Co          $30 Million      CLP1036568      12/31/01      $20,250      12/31/01
                                Allianz Insurance Co          $25 Million      CLP1036568      12/31/01       $8,500      12/31/01
Boiler & Machinery              Hartford Steam Boiler         $10 Million       4914359        12/31/01       $9,934      12/31/01
Transit                         Fireman's Fund Insurance Co   $1 Million       CCIMG72820      12/31/01      $10,000      12/31/01
Ocean Cargo                     Fireman's Fund Insurance Co   $10 Million       CR37211        12/31/01      $40,000      12/31/01
General Liability               Ace American Ins Co           $5 Million      XSLG20577009     12/31/01     $212,279      12/31/01
Workers' Compensation           Pacific Employers Ins Co      Statutory       WLRC43024516     12/31/01     $136,566      12/31/01
WC Excess                       Ace American Ins Co           Statutory        XWC014026       12/31/01      $12,108      12/31/01
WC Contractual Indemnity        Illinois Union Insurance Co   Statutory       CTPG20577344     12/31/01      $20,500      12/31/01
Auto                            Pacific Employers Ins Co      $1 Million      ISAH07968358     12/31/01      $33,518      12/31/01
Umbrella                        Ohio Casualty Group           $50 Million     BXO52805120      12/31/01      $88,250      12/31/01
Excess Liability                Zurich American of Illinois   $50 Million     AEC287610703     12/31/01      $30,000      12/31/01
International                   Ace American Ins Co           $1 Million       PHF051491       12/31/01       $2,500      12/31/01
Punitive Damages                Magna Carta Ins. Ltd.         $50 Million      MCPD201058      12/31/01      $40,000      12/31/01
Punitive Damages - Excess       Zurich Ins. Co Bermuda Branch $50 Million     ZICBB-091 PD     12/31/01       $5,000      12/31/01
Directors & Officers            Continental Insurance Co      $10 Million      300714943       03/01/02     $200,000      03/01/02
                                Federal Insurance Co          $10 Million      81278902-A      03/01/02     $190,000      03/01/02
                                Royal Insurance Co            $10 Million      PSF000009       03/01/02     $175,000      03/01/02
                                Greenwich Ins. Co.            $10 Million     ELU82217-01      03/01/02     $198,949      03/01/02
                                Zurich-American Ins. Co.      $10 Million    DOC3746468-00     03/01/02     $146,704      03/01/02
                                Kemper Insurance Co           $10 Million     3DY00200100      03/01/02      $99,110      03/01/02
Crime                           National Union Fire Ins Co    $10 Million       8726439        03/01/02      $53,833      03/01/02
Fiduciary                       National Union Fire Ins Co    $10 Million       8726812        03/01/02      $25,839      03/01/02
Employment Practices Liability  Chubb Insurance Co            $5 Million       81278901A       03/01/02     $100,000      03/01/02
                                National Union Fire Ins Co    $5 Million        8727499        03/01/02      $70,000      03/01/02
                                Royal Insurance Co            $10 Million      PSF000010       03/01/02      $85,000      03/01/02
Special Crime                   Reliance Insurance Co         $25 Million      NFK1951937      05/01/02      $13,458      05/01/02

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: APRIL 30, 2001 THROUGH MAY 27, 2001

3.  BANK ACCOUNTS

TOTAL CASH AND CASH EQUIVALENTS

CASH IN STORES AND HOME OFFICE
------------------------------
HOME OFFICE                                                                       $     5,950
RETAIL SAFE FUNDS                                                                   1,763,291

CORPORATE ACCOUNTS                                                                  3,234,386
------------------

STORE DEPOSITORY ACCOUNTS
-------------------------
FIRST TENNESSEE                                                                       803,741
KEY NATIONAL BANK                                                                     452,047
BANK OF BOSTON                                                                        564,030
BANK OF BOSTON CONNECTICUT                                                                 --
FIRST UNION                                                                         3,054,083
BANK ONE LOUISIANA                                                                    406,206
ABN - AMRO BANK                                                                       310,636
COMERICA BANK                                                                         303,993
AM SOUTH                                                                              447,171
BANK OF AMERICA                                                                       371,491
BANK OF OKLAHOMA                                                                      192,992
CHASE BANK OF TEXAS                                                                 1,005,183
SINGLE STORE DEPOSITORY ACCOUNTS                                                      399,543
WELLS FARGO BANK                                                                       99,336
BANK ONE, IN                                                                          199,182
PNC BANK                                                                              831,243
OAK BROOK BANK                                                                        790,741

CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)                 10,968,389
------------------------------------------------------------------


OTHER DEPOSITORY ACCOUNTS
-------------------------
SERVICE MERCHANDISE - MUSCULAR DYSTROPHY ASSOC.                                        65,113
OTHER CASH ACCOUNTS                                                                 3,086,181
                                                                                  -----------

TOTAL CASH PER GENERAL LEDGER                                                     $29,354,928
                                                                                  ===========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: APRIL 30, 2001 THROUGH MAY 27, 2001

RECEIPTS AND DISBURSEMENTS
(DOLLARS IN THOUSANDS)

                                              ACTUAL        ACTUAL     ACTUAL      ACTUAL       TOTAL

                                  Monday     04/30/01      05/07/01   05/14/01    05/21/01     04/30/01
                                  Sunday     05/06/01      05/13/01   05/20/01    05/27/01     05/27/01
                                             --------      --------   --------    --------     --------
 Receipts:
    Sales receipts                           $ 17,439      $29,322     $38,945     $25,862     $111,568
    Miscellaneous receipts                         --          464          --         170          634
                                             --------      -------     -------     -------     --------
 Total available collections                   17,439       29,786      38,945      26,032      112,202


 Disbursements:
    Merchandise disbursements                  11,803       10,384       8,876       9,372       40,435
    Non-merchandise disbursements              12,697        9,701      15,122       9,441       46,961
                                             --------      -------     -------     -------     --------
 Total disbursements                           24,500       20,085      23,998      18,813       87,396
                                             --------      -------     -------     -------     --------

 Net receipts/(disbursements)                $ (7,061)     $ 9,701     $14,947     $ 7,219     $ 24,806
                                             ========      =======     =======     =======     ========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: APRIL 30, 2001 THROUGH MAY 27, 2001

ROLLING REVISED CASH FLOW FORECAST
(DOLLARS IN THOUSANDS)

                                  ACTUAL      ACTUAL     FORECAST    FORECAST    FORECAST
                                 05/27/01    06/10/01    07/01/01    07/29/01    08/26/01
                                 --------    --------    --------    --------    --------
Ending total revolver balance    $208,460    $203,425    $195,858    $192,964    $194,315
Term loan                          60,000      60,000      60,000      60,000      60,000
Standby letters of credit          24,304      23,688      24,188      24,491      24,335
Trade letters of credit             6,621      10,615      15,309      22,535      33,747
                                 --------    --------    --------    --------    --------
Total extensions of credit        299,385     297,728     295,355     299,990     312,397

Borrowing base                    425,137     418,826     409,041     401,448     402,508
                                 --------    --------    --------    --------    --------

Availability                     $125,752    $121,098    $113,686    $101,458    $ 90,111
                                 ========    ========    ========    ========    ========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: APRIL 30, 2001 THROUGH MAY 27, 2001

4.  PAYMENTS TO PROFESSIONALS APRIL 30, 2001 THROUGH MAY 27, 2001

     VENDOR #                      VENDOR NAME                                   CHECK AMT.         CHECK DATE       CHECK #
-----------------------------------------------------------------------------------------------------------------------------
      53703        Barron and Stadfeld, PC                                            $16.50         04/30/01       50040775
       2642        Waller, Lansden, Dortch & Davis                                   $259.80         05/02/01       50041074
      67017        Barkley & Thompson                                              $3,219.96         05/02/01       50041079
      84573        Buchanan & Ingersol, PC                                         $1,766.10         05/02/01       50041081
      86237        Brusniak, Clement, Harrison & McCool, PC, Inc.                    $781.80         05/02/01       50041083
      57117        Deloitte & Touche                                              $66,250.00         05/08/01       50041438
      57117        Deloitte & Touche                                              $17,426.00         05/09/01       50041635
     102914        Ernst & Young, LLP                                              $5,048.00         05/10/01       50041702
      57117        Deloitte & Touche                                               $9,868.95         05/14/01       50041902
      99444        Sitrick & Company, Inc.                                        $84,490.36         05/15/01       B0024805
      99459        Robert L. Berger & Associates                                  $13,464.63         05/18/01       B0024840
      94005        Donald A. Blum                                                  $2,450.00         05/24/01       50042943
     101232        E & Y Capital Adivisors, LLC                                  $220,785.00         05/25/01       B0024889
     101993        Rothschild, Inc.                                               $94,271.38         05/25/01       B0024890
      71217        Bass, Berry & Sims                                            $269,102.57         05/25/01       B0024891
      98378        Skadden, Arps,Slate, Meagher & Flom                           $657,526.00         05/25/01       B0024892
      99104        Jay Alix & Associates                                         $124,265.22         05/25/01       B0024893
      99391        Otterbourg, Steindler, Houston & Rosen, PC                    $213,225.75         05/25/01       B0024894
      99454        Harwell, Howard, Hyne, Gabbert & Manner, PC, Inc.              $43,277.45         05/25/01       B0024895

FORM OPR-1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)

                                                               MAY 27,        APRIL 29,
                                                                2001            2001
                                                             -----------     -----------
ASSETS
Current Assets:                                              $    29,355     $    25,199
     Cash and cash equivalents                                     7,433           6,435
     Accounts receivable                                         452,689         482,707
     Inventories                                                  14,052          21,196
                                                             -----------     -----------

     TOTAL CURRENT ASSETS                                        503,529         535,537
                                                             -----------     -----------

PROPERTY AND EQUIPMENT
     Owned assets, net of accumulated depreciation               356,654         358,748
     Capitalized leases, net of accumulated amortization          11,402          11,568
                                                             -----------     -----------

                    TOTAL PROPERTY AND EQUIPMENT                 368,056         370,316
                                                             -----------     -----------

     Other assets and deferred charges                            48,025          48,466
                                                             -----------     -----------

     TOTAL ASSETS                                            $   919,610     $   954,319
                                                             ===========     ===========

LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Liabilities Not Subject To Compromise
Current Liabilities:
     Notes payable to banks                                  $   208,460     $   233,212
     Accounts payable                                             33,678          40,727
     Accrued expenses                                            126,965         122,573
     State & local sales tax                                       8,126           7,956
     Current maturities capitalized leases                            96              96
                                                             -----------     -----------


     TOTAL CURRENT LIABILITIES                                   377,325         404,564
                                                             -----------     -----------

FORM OPR-1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)

                                                               MAY 27,        APRIL 29,
                                                                2001            2001
                                                             -----------     -----------
Long-Term Liabilities:
     Long-term debt                                               60,000          60,000
     Capitalized lease obligations                                 2,355           2,363
Liabilities Subject To Compromise:
     Accrued restructuring costs                                  42,066          42,071
     Capitalized lease obligations                                20,855          21,123
     Long-term debt                                              412,617         413,285
     Accounts payable                                            198,061         198,082
     Accrued expenses                                             72,589          71,864
                                                             -----------     -----------
     Total Liabilities Subject To Compromise                     746,188         746,425

     TOTAL LIABILITIES                                         1,185,868       1,213,352
                                                             -----------     -----------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' (DEFICIT) EQUITY
     Common stock                                                 49,936          49,936
     Additional paid-in-capital                                    5,881           5,881
     Deferred compensation                                          (170)           (180)
     Accumulated other comprehensive loss                         (2,697)         (2,697)
     Retained (deficit) earnings                                (319,208)       (311,973)
                                                             -----------     -----------
                TOTAL SHAREHOLDERS' (DEFICIT) EQUITY            (266,258)       (259,033)

     TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY    $   919,610     $   954,319
                                                             ===========     ===========

CHAPTER 11
MONTHLY OPERATING REPORT

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: APRIL 30, 2001 THROUGH MAY 27, 2001

SUMMARY OF ACCOUNTS RECEIVABLE
MONTH ENDED: MAY 27, 2001
FORM OPR-3  NOT APPLICABLE

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: APRIL 30, 2001 THROUGH MAY 27, 2001

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
Month Ended: MAY 27, 2001
FORM OPR-4

                                                                   Total
                                                                 ---------
Trade Accounts Payable (Merchandise)                             $  33,678




                                                                   Total
                                                                 ---------

Expense & other payables                                         $ 126,965

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: APRIL 30, 2001 THROUGH MAY 27, 2001

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4
(DOLLARS IN THOUSANDS)

                                                       DATE         DATE            TOTAL
                TAXES PAYABLE                        INCURRED        DUE             DUE
Federal income tax                             **     Various      Various         $ 7,915

State income tax                                      Various      Various            (440)
                                                                                   -------

                                      SUBTOTAL                                     $ 7,475
                                                                                   -------


Sales/use tax                         SUBTOTAL        Various      Various         $10,416
                                                                                   -------


Personal property tax                           *     Various      Various           2,232

Real estate taxes                               *     Various      Various           9,800

Inventory taxes                                 *     Various      Various             --

Gross receipts/bus licenses                     *     Various      Various             192

Franchise taxes                                 *     Various      Various             496
                                                                                   -------

                                      SUBTOTAL                                     $12,720
                                                                                   -------


TOTAL TAXES PAYABLE                                                                $30,611
                                                                                   =======

*   liability included in accrued expenses on OPR-2
**  tax reserve

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: APRIL 30, 2001 THROUGH MAY 27, 2001

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4

(DOLLARS IN THOUSANDS)

                                                           DATE                                 TOTAL DUE
                                                         INCURRED          DATE DUE         (5/27/01 BALANCE)
                                                   ----------------------------------------------------------
POST PETITION SECURED DEBT
         Revolver borrowings                             04/14/00          04/14/04             $ 208,460
         Facility standby letters of credit              04/14/00          04/14/04                24,304
         Facility trade letters of credit                04/14/00          04/14/04                 6,621
         Term loans                                      04/14/00          04/14/04                60,000
                                                                                                ---------
TOTAL EXTENSIONS OF CREDIT                                                                      $ 299,385
                                                                                                =========


ACCRUED INTEREST PAYABLE                                                                        $     893
                                                                                                =========

FORM OPR-5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)

                                                                                              ACTIVITY
                                                                                          APRIL 30, 2001
                                                                                              THROUGH
                                                                                           MAY 27, 2001
                                                                                           ------------
Net Sales                                                                                    $ 109,094

Costs of merchandise sold and buying and occupancy expense                                      74,788
                                                                                             ---------

Gross margin after cost of merchandise sold and buying and occupancy expenses                   34,306

Selling, General and Administrative Expenses:
     Net Employment Expense                                                                     14,226
     Net Advertising                                                                            12,324
     Banking and Other Fees                                                                      1,799
     Real Estate and Other Taxes                                                                 1,710
     Supplies                                                                                      504
     Communication and Equipment                                                                   319
     Travel                                                                                        313
     UCC and Other Services                                                                        252
     Legal and Professional                                                                        244
     Sales and Shipping                                                                             35
     Insurance                                                                                     445
     Miscellaneous                                                                                 (46)
     Credit Card Services                                                                          (40)
                                                                                             ---------
Total Selling, General and Administrative Expenses                                              32,085

Other expense/(income), net                                                                        (34)

FORM OPR-5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)

                                                                                              ACTIVITY
                                                                                          APRIL 30, 2001
                                                                                              THROUGH
                                                                                           MAY 27, 2001
                                                                                           ------------
Restructuring charge (credit)                                                                       --

Depreciation and amortization                                                                    3,257
                                                                                             ---------

Earnings (loss) before interest, reorganization items, and income tax                           (1,002)

Interest expense - debt                                                                          3,190
Interest expense - capitalized leases                                                              262
                                                                                             ---------

Earnings (loss) before reorganization items, and income tax                                     (4,454)

Reorganization Items:
     Legal and Professional                                                                      2,390
     Miscellaneous                                                                                 201
     Loss (Gain) on Disposal of Assets                                                             190
     Close Store Charges                                                                            --
                                                                                             ---------
     Total Reorganization Items                                                                  2,781

Earnings (loss) before income tax                                                               (7,235)
     Income tax benefit                                                                             --
     Cumulative Effect of Change in Accounting Principles                                           --
                                                                                             ---------

Net earnings (loss)                                                                          $  (7,235)
                                                                                             =========